UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04893

THE TAIWAN FUND, INC.

(Exact name of registrant as specified in charter)

C/O STATE STREET BANK AND TRUST COMPANY,

ONE LINCOLN STREET, P.O. BOX 5049,

BOSTON, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

State Street Bank and Trust Company	Leonard B. Mackey, Jr., Esq.
Attention: Brian F. Link	Clifford Chance US LLP
Secretary	31 West 52nd Street
100 Summer Street, Mailstop: SUM0703	New York, New York 10019-6131
Boston, Massachusetts 02111

Registrant’s telephone number, including area code: 1-800-426-5523

Date of fiscal year end: August 31

Date of reporting period: August 31, 2019

Item 1. Report to Stockholders.

Beginning on April 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual stockholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.thetaiwanfund.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive stockholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive stockholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by calling 1-800-426-5523.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your stockholder reports. Your election to receive stockholder reports in paper will apply to all funds that you hold through the financial intermediary. If you invest directly with the Fund, you can call 1-800-426-5523 to let the Fund know you wish to continue receiving paper copies of your stockholder reports.

Chairman’s Statement

Dear Stockholders,

The TAIEX Total Return Index (“TAIEX”) declined 2.2% during the year ended August 31, 2019. The Taiwan equity market was negatively impacted by the ongoing trade dispute between China and the United States, coupled with moderating global growth. In addition, according to the National Development Council (the “NDC”), Taiwan’s economic conditions were weak for an eighth consecutive month in August 2019. This was partially driven by the aforementioned trade conflict. These headwinds were partially offset by the Beijing government’s economic stimulus program and the “dovish” pivot from the United States Federal Reserve (the “Fed”). In July 2019, the Fed instituted its first rate cut in roughly 10 years. In September 2019—after the reporting period ended—the Fed again lowered rates.

The Taiwan Fund, Inc.’s (the “Fund”) total return for the year ended August 31, 2019, including reinvestment of the dividend paid in December 2018, was 0.5%,1 an outperformance of 2.7% when compared to its benchmark, the TAIEX, which fell 2.2% over the same period. The factors that contributed to the Fund’s performance are detailed in the Report of the Investment Manager.

On March 8, 2019, the Fund announced that the Board had selected Allianz Global Investors U.S. LLC (AllianzGI) to serve as the Fund’s investment adviser, subject to stockholder approval. Stockholders approved the selection at the Fund’s Annual Meeting on April 24, 2019 and AllianzGI assumed the investment management of the Fund on June 1, 2019. Our Senior Portfolio Manager, Corrina Xiao, was named the “Top Female Fund Manager in the World” by Citywire Selector in July 2019 and was also awarded the 2019, TFF-Bloomberg Best Fund Award.

Note

[1]

Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes investment of dividends and distributions. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund’s dividend reinvestment program.

There were no changes in the composition of the Board during the year. The Fund paid a dividend of $1.7078 per share on January 4, 2019 to stockholders of record on December 21, 2018 with an ex-dividend date of December 20, 2018.

During the year, the Fund continued the repurchase of shares under its Discount Management Program (the “Program”) and made purchases totaling 434,749 shares. During the period, the average discount at which the Fund’s shares traded below net asset value was 12.66%, with a high of 9.67% and a low of 16.46%. On December 4, 2018, the Fund announced a further adjustment to the Discount Management Program in which, in addition to continuing to repurchase shares to the maximum extent permitted by law, the Fund also intends once a week to seek to repurchase a block of its shares.

On behalf of the Board, I thank you for your continuing support of the Fund.

Sincerely,

Sincerely,

William C. Kirby,
Chairman

Report of the Investment Manager

Market Review

For the 12-month period ended August 31, 2019, the TAIEX Total Return Index (“TAIEX”) declined 2.2% in U.S. dollar terms. The negative return over the period was, in part, driven by the U.S.-China trade conflict, along with headwinds from moderating global growth, including weakness in Taiwan’s economy.

Portfolio activity

The Fund posted a modest gain and outperformed the benchmark (TAIEX) for the 12-month period. Also, looking at the Fund’s results since the inception of the new investment adviser in June 2019, it outperformed the benchmark for the three month period ended August 31, 2019. The outperformance for the three month period was primarily due to strong stock selection. In particular, holdings in the information technology, consumer discretionary and industrials sectors added the most value during the period. This was modestly offset by the Fund’s holdings in the healthcare sector. Sector allocation was also additive for results overall. An overweight to information technology, coupled with underweights to materials and energy, added the most value. There were no meaningful detractors resulting from a sector allocation perspective.

We uncovered some disconnect between prevailing sentiment, which is mostly driven by weakening macro data, and fundamentals, which suggest a rather different scenario in our view. On the macro side, investors have been concerned about the underwhelming manufacturing numbers, as well as recent retail sales weakness, which many see as foreshadowing headwinds for the American consumer in the coming months. However, the US Federal Reserve’s expected path of monetary accommodation will likely provide sufficient liquidity to financial markets to offset these issues. Since early 2019, we have taken a positive stance towards Taiwan’s technology sector, primarily because we believe Taiwan’s supply chain will be a compelling alternative for Chinese manufacturers as they focus on securing themselves from external threats. Predicated on this reasoning, we have positioned over 75% of the portfolio across technology-related stocks. In particular, we believe two major themes will dominate the technology sector going forward: the de-Americanization of China’s supply chain and the evolving 5G buildup.

Outlook

While the macroeconomic outlook continues to be uncertain and low confidence readings in the US could weigh on Taiwan’s economy, we believe that Taiwan represents an alternative to China for the manufacture of certain products and that GDP growth will continue strong throughout the rest of 2019. After Taiwan Semiconductor Manufacturing Co, Ltd’s (“TSMC”) bullish guidance for the second half of 2019, investors regained their confidence in the technology sector. TSMC implied that 5G would accelerate TSMC as the major foundry alternative to Huawei on 5G base-station application- specific integrated circuits and smartphone application processors. Therefore, we believe that TSMC stands to benefit. We also expect a recovery in 2020 as the macro environment returns to normal and new tech megatrends such as AI, Cloud and 5G continue.

About the Portfolio Manager (unaudited)

Investment Adviser

Allianz Global Investors U.S. LLC (“Allianz”) is part of the Allianz Global Investors group of entities, which are wholly-owned subsidiaries of Allianz SE, one of the world’s largest financial services providers and a publicly-traded company. Allianz Global Investors is a leading active asset manager with over 790 investment professionals in 25 offices worldwide and managing $619 billion (as of June 30, 2019) in assets for individuals, families and institutions.

Corrina Xiao
Senior Portfolio Manager, Domestic Investment, Taiwan

Ms. Xiao joined the firm in 2007 and has 15 years of industry experience. She began her career as a research analyst prior to becoming a portfolio manager for the domestic mutual fund business of Allianz Global Investors in Taiwan, including the AllianzGI Taiwan Fund and AllianzGI Taiwan Intelligence Trends Fund. She also currently covers research on biotech and new pharmaceutical development. She also sits on the Portfolio Management Committee of Allianz Global Investors in Taiwan and advises on the composition of model portfolio.

Before joining Allianz, Corrina was a research analyst at Yuanta Investment Consulting from 2004 to 2007. Prior to that, she was a research analyst at Pacific Securities for a year. She holds a master and bachelor degree in Finance from Chaoyang University, Taiwan.

Weimin Chang
Chief Investment Officer, Taiwan

Mr. Chang is responsible for equity and fixed income strategies in Taiwan, covering investment processes, performances and all investment professionals. He is also the chairman of the Global Allocation Committee Taiwan and the board member of the Taiwan Management Counsel. He has 22 years of industry experience, including 15 years as Taiwan CIO.

Prior to joining the group, Weimin was Executive Director of Merito International Capital Ltd. from 2010 to 2011. Before, he was the CIO of Franklin Templeton Sealand Fund Management and also worked as the CIO of SYWG BNP Paribas Asset Management. Prior, Weimin was the Head of Equity Research at Merrill Lynch in Taiwan and covered Taiwan equities strategy. He graduated from National Chengchi University with a Bachelor degree in Journalism and obtained an MBA from London Business School.

Portfolio Snapshot*

Top Ten Equity Holdings		Top Ten Equity Holdings
Holdings as of August 31, 2019%		Holdings as of August 31, 2018%
Taiwan Semiconductor Manufacturing Co., Ltd.	17.9	Taiwan Semiconductor Manufacturing Co., Ltd.	19.0
MediaTek, Inc.	5.3	Largan Precision Co., Ltd.	5.4
Egis Technology, Inc.	4.6	Catcher Technology Co., Ltd.	4.9
Accton Technology Corp.	4.1	Pegatron Corp.	4.6
RichWave Technology Corp.	3.6	Chroma ATE, Inc.	4.3
Silergy Corp.	3.5	Vanguard International Semiconductor Corp.	3.9
ASE Technology Holding Co., Ltd.	3.5	Formosa Plastics Corp.	3.7
Global Lighting Technologies Inc.	3.4	Parade Technologies Ltd.	3.1
Genius Electronic Optical Co., Ltd.	3.2	Global Unichip Corp.	3.0
Wiwynn Corp.	2.9	CTBC Financial Holding Co., Ltd.	3.0

Top Ten Industry Weightings		Top Ten Industry Weightings
Weightings as of August 31, 2019%		Weightings as of August 31, 2018%
Semiconductor Industry	46.8	Semiconductor	40.8
Electronic Parts & Components Industry	7.8	Other Electronic	11.3
Optoelectronics Industry	7.8	Financial & Insurance	8.8
Electronic Equipment & Instruments Industry	5.5	Plastics	6.2
Communications & Internet Industry	4.1	Computer & Peripheral Equipment	5.6
Other Industry	3.4	Optoelectronics	5.4
Technology Hardware Industry	2.9	Electric & Machinery	4.9
Food Industry	2.7	Biotechnology & Medical Care	4.2
Other Electronic Industry	2.7	Communications & Internet	3.4
Building Material and Construction Industry	1.7	Other	2.5

*	Percentages based on net assets.

Industry Allocation

Industry Allocation (as a percentage of net assets)

Food Industry
2.7%
Other Electronic Industry
2.7%
Building Material and Construction Industry
1.7%
Other Industry
9.8%
Other Assets and Liabilities, Net
8.2%
Semiconductor Industry
46.8%
Electronic Parts & Components Industry
7.8%
Optoelectronics Industry
7.8%
Electronic Equipment & Instruments Industry
5.5%
Communications & Internet Industry
4.1%
Technology Hardware Industry
2.9%

Fund holdings are subject to change and percentages shown above are based on net assets as of August 31, 2019. The pie chart illustrates the allocation of the investments by industry. A complete list of holdings as of August 31, 2019 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling 1-800-426-5523.

Schedule of Investments/August 31, 2019 (Showing Percentage of Net Assets)

	Shares	US $ Value (Note 1)
COMMON STOCKS – 91.8%
CONSUMER DISCRETIONARY — 6.1%
Electric & Machinery Industry — 1.1%
Global PMX Co., Ltd.	349,000	$1,727,778

Other Industry — 3.3%
Giant Manufacturing Co., Ltd.	266,000	1,850,398
Nien Made Enterprise Co., Ltd.	378,000	3,309,456
		5,159,854
Tourism Industry — 0.9%
Gourmet Master Co., Ltd.	306,000	1,461,318

Trading & Consumers’ Goods Industry — 0.8%
Poya International Co., Ltd.	100,000	1,324,419
TOTAL CONSUMER DISCRETIONARY		9,673,369

CONSUMER STAPLES — 2.7%
Food Industry — 2.7%
Charoen Pokphand Enterprise	380,000	835,976
Great Wall Enterprise Co., Ltd.	854,700	1,004,089
Uni-President Enterprises Corp.	1,037,995	2,531,373
TOTAL CONSUMER STAPLES		4,371,438

FINANCIALS — 1.3%
Financial & Insurance Industry — 1.2%
China Life Insurance Co., Ltd. *	2,560,000	2,004,967

Other Industry — 0.1%
Chailease Holding Co., Ltd.	28,647	113,548
TOTAL FINANCIALS		2,118,515

HEALTHCARE — 1.3%
Biotechnology & Medical Care Industry — 1.3%
Ginko International Co., Ltd.	377,000	2,106,447
TOTAL HEALTHCARE		2,106,447

INDUSTRIALS — 1.4%
Electronic Parts & Components Industry — 1.4%
Shin Zu Shing Co., Ltd.	582,000	2,223,496
TOTAL INDUSTRIALS		2,223,496

INFORMATION TECHNOLOGY — 76.2%
Communications & Internet Industry — 4.1%
Accton Technology Corp.	1,247,000	6,570,471

INFORMATION TECHNOLOGY — (continued)
Electronic Equipment & Instruments Industry — 5.5%
Amazing Microelectronic Corp.	401,000	$1,436,246
Egis Technology, Inc.	865,000	7,339,144
		8,775,390
Electronic Parts & Components Industry — 6.4%
Lotes Co., Ltd.	97,000	772,047
Speed Tech Corp. *	240,000	508,118
Unimicron Technology Corp.	3,329,000	4,138,728
Unitech Printed Circuit Board Corp.	3,526,000	3,356,492
Zhen Ding Technology Holding Ltd.	404,000	1,492,009
		10,267,394
Optoelectronics Industry — 7.8%
Genius Electronic Optical Co., Ltd.	389,000	5,127,221
Global Lighting Technologies Inc.	2,378,000	5,503,999
Radiant Opto-Electronics Corp.	499,000	1,803,136
		12,434,356
Other Electronic Industry — 2.7%
Chroma ATE, Inc.	307,000	1,485,642
Kingpak Technology, Inc.	672,220	2,782,190
		4,267,832
Semiconductor Industry — 46.8%
Alchip Technologies Ltd.	763,000	3,327,953
ASE Technology Holding Co., Ltd.	2,475,000	5,626,075
ASMedia Technology, Inc.	106,000	1,704,234
Chunghwa Precision Test Tech Co., Ltd.	12,000	290,353
Elan Microelectronics Corp.	1,300,000	3,526,266
M31 Technology Corp.	102,000	1,045,654
MediaTek, Inc.	730,000	8,541,070
Novatek Microelectronics Corp.	779,000	4,612,989
Phoenix Silicon International Corp.	968,000	2,218,911
Realtek Semiconductor Corp.	559,000	3,826,329
RichWave Technology Corp.	1,216,000	5,748,997
Silergy Corp.	254,000	5,644,444
Taiwan Semiconductor Manufacturing Co., Ltd.	3,474,000	28,645,845
		74,759,120
Technology Hardware Industry — 2.9%
Wiwynn Corp.	343,000	4,695,638
TOTAL INFORMATION TECHNOLOGY		121,770,201

MATERIALS — 1.1%
Cement Industry — 1.1%
Taiwan Cement Corp.	1,369,846	1,676,873
TOTAL MATERIALS		1,676,873

The accompanying notes are an integral part of the financial statements.

Schedule of Investments/August 31, 2019 (Showing Percentage of Net Assets) (concluded)

	Shares	US $ Value (Note 1)
Real Estate — 1.7%
Building Material and Construction Industry — 1.7%
Kindom Construction Corp.	2,926,000	$2,738,758
Total Real Estate		2,738,758

TOTAL COMMON STOCKS (Cost — $124,341,928)		146,679,097

TOTAL INVESTMENTS — 91.8% (Cost — $124,341,928)		146,679,097

OTHER ASSETS AND LIABILITIES, NET—8.2%		13,026,081

NET ASSETS—100.0%		$159,705,178

Legend:

US $ – United States dollar

*	Non-income producing

The accompanying notes are an integral part of the financial statements.

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES August 31, 2019
Assets:
Investments in securities, at value (cost $124,341,928) (Notes 2 and 3)		$146,679,097
Cash		363,548
Foreign Cash (cost $17,317,919)		17,316,729
Receivable for securities sold		2,100,886
Receivable for fee waiver		511
Dividend receivable		738,643
Prepaid expenses		52,038
Total assets		167,251,452

Liabilities:
Payable for securities purchased	$7,216,457
Accrued management fee (Note 4)	92,132
Accrued directors’ and officers’ fees and expenses	16,485
Other payables and accrued expenses	221,200
Total liabilities		7,546,274

Net Assets		$159,705,178

Net Assets Consist of:
Paid in capital		$133,256,193
Total distributable earnings (loss)		$26,448,985

Net Assets		$159,705,178

Net Asset Value, per share ($159,705,178/7,679,198 shares outstanding)		$20.80

STATEMENT OF OPERATIONS For the Year Ended August 31, 2019
Investment Income:
Dividends		$5,368,224
Less: Taiwan stock dividend tax (Note 2)		(1,065)
Taiwan withholding tax (Note 2)		(1,013,703)
Total investment income		4,353,456

Expenses:
Management fees (Note 4)	$1,145,423
Directors’ and officers’ fees and expenses	364,938
Legal fees	186,633
Custodian fees	209,194
Administration and accounting fees	294,567
Stockholder communications	79,437
Audit fees	78,486
Delaware franchise tax	74,380
Insurance fees	66,341
Compliance services fees	60,000
Principal financial officer fees	60,000
Transfer agent fees	21,227
Miscellaneous	58,116
Total expenses		2,698,742
Less: Fee waiver	(6,022)
Net Expenses		2,692,720

Net Investment Income		1,660,736

Realized and Unrealized Loss on:
Net realized loss on:
Investments	(6,886,819)
Foreign currency transactions	(144,076)
		(7,030,895)
Net change in unrealized depreciation on:
Investments	(729,272)
Foreign currency translations	(10,226)
		(739,498)
Net realized and unrealized loss		(7,770,393)
Net Decrease in Net Assets Resulting From Operations		$(6,109,657)

The accompanying notes are an integral part of the financial statements.

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2019	Year Ended August 31, 2018

Increase/(Decrease) in Net Assets
Operations:
Net investment income	$1,660,736	$1,818,323
Net realized gain (loss) on investments and foreign currency transactions	(7,030,895)	26,089,781
Net change in unrealized depreciation on investments and foreign currency translations	(739,498)	(31,367,309)
Net decrease in net assets resulting from operations	(6,109,657)	(3,459,205)
Distributions to stockholders from:
Distributable Income	(13,717,272)	(5,394,421)
Total distributions to stockholders	(13,717,272)	(5,394,421)
Capital stock transactions (Note 6):
Reinvestment of distributions from net investment income and net realized gains	26,740	9,776
Cost of shares repurchased (Note 5)	(7,442,542)	(1,778,819)
Total capital stock transactions	(7,415,802)	(1,769,043)
Decrease in net assets	(27,242,731)	(10,622,669)

Net Assets
Beginning of year	186,947,909	197,570,578
End of year	$159,705,178	$186,947,909

Distributions from net investment income and net realized capital gains are combined for the period ended August 31, 2019. Funds are no longer required to disclose the undistributed net investment income (loss) included in net assets at year end. See Note 8 in the Notes to Financial Statements for more information. The dividends and distributions to stockholders for the year ended August 31, 2018 have been reclassified to conform to the current year presentation.

The accompanying notes are an integral part of the financial statements.

Financial Statements (continued)

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding for the years indicated

	Year Ended August 31,
	2019†	2018	2017	2016		2015

Selected Per Share Data
Net asset value, beginning of year	$23.05	$24.11	$19.80	$16.74		$22.45
Income from Investment Operations:
Net investment income(a)	0.21	0.22	0.20	0.12	(d)	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.87)	(0.65)	4.10	2.94		(3.15)
Total from investment operations	(0.66)	(0.43)	4.30	3.06		(3.08)
Less Distributions to Stockholders from:
Net investment income	—	(0.66)	—	—		—
Net realized gains	(1.71)	—	—	—		(2.63)
Total distributions to stockholders	(1.71)	(0.66)	—	—		(2.63)
Capital Share Transactions:
Accretion (dilution) to net asset value, resulting from share repurchase program, tender offer or issuance of shares in stock dividend	0.12	0.03	0.01	—		0.00 (c)

Net asset value, end of year	$20.80	$23.05	$24.11	$19.80		$16.74

Market value, end of year	$17.84	$19.85	$21.37	$16.96		$14.72

Total Return
Per share net asset value(b)	0.49%	(1.46)%	21.77%	18.34%		(13.02)%
Per share market value(b)	0.08%	(4.26)%	26.00%	15.22%		(15.16)%
Ratio and Supplemental Data:
Net Assets, end of year (000s)	$159,705	$186,948	$197,571	$162,881		$137,642
Ratio of expenses before fee waiver	1.74%	1.71%	1.78%	2.05%		1.86%
Ratio of expenses after fee waiver	1.73%	1.71%	1.78%	2.05%		1.86%
Ratio of net investment income	1.07%	0.94%	0.99%	0.72	%(d)	0.37%
Portfolio turnover rate	115%	112%	89%	105%		92%

(a)	Based on average shares outstanding during the period.
(b)

Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV.

(c)	Amount represents less than $0.005 per share.
(d)	Amount includes a non-recurring refund for over-billing of prior years’ custody out of pocket expense which amounted to $0.012 per share and 0.07% of average net assets.
†	The Fund’s investment management arrangements changed in June 2019.

The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements August 31, 2019

1. Organization

The Taiwan Fund, Inc. (the “Fund”), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment fund.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services - Investment Companies.”

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to certain additional risks not typically associated with investing in securities of U.S. companies or the U.S. government, including (1) volatility of the Taiwan securities market, (2) restrictions on repatriation of capital invested in Taiwan, (3) fluctuations in the rate of exchange between the New Taiwan Dollar and the U.S. Dollar, and (4) political and economic risks. In addition, Republic of China accounting, auditing, financial and other reporting standards are not equivalent to U.S. standards and, therefore, certain material disclosures may not be made, and less information may be available to investors investing in Taiwan than in the United States. There is also generally less regulation by governmental agencies and self-regulatory organizations with respect to the securities industry in Taiwan than there is in the United States.

2. Significant Accounting Policies

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after year end through the date these financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies of the Fund:

Security Valuation. All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund’s net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). These securities are generally categorized as Level 1 securities in the fair value hierarchy. In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors (the “Board”) may prescribe. Foreign securities may be valued at fair value according to procedures approved by the Board if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. These securities may be categorized as Level 2 or Level 3 securities in the fair value hierarchy, depending on the valuation inputs. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

Notes To Financial Statements (continued) August 31, 2019

2. Significant Accounting Policies – continued

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

●

Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks^	$146,679,097	$—	$—	$146,679,097
Total	$146,679,097	$—	$—	$146,679,097

^	See schedule of investments for industry breakout.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Repurchase Agreements. In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. As of August 31, 2019, the Fund was not participating in any repurchase agreements.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. Dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. Dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. Dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. Dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

Notes To Financial Statements (continued) August 31, 2019

2. Significant Accounting Policies – continued

Forward Foreign Currency Transactions. A forward foreign currency contract (“Forward”) is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation on Forwards, if any, is included in the Statement of Assets and Liabilities. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of August 31, 2019, the Fund had no open Forwards.

Indemnification Obligations. Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes. As a qualified Regulated Investment Company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on sales of equities and 0.1% on sales of mutual fund shares based on the transaction amount. Security transaction tax is embedded in the cost basis of each security and contributes to the realized gain or loss for the Fund. Security transaction taxes are not accrued until the tax becomes payable.

The Fund’s functional currency for tax reporting purposes is the New Taiwan Dollar.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for prior three fiscal years. The Fund identifies its major tax jurisdictions as U.S. Federal, Delaware and Taiwan where the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Investment Income. Dividend income is recorded on the ex-dividend date; except, where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund’s third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 21% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 21% of the par value of the stock dividends received. Beginning with the fiscal year ended August 31, 2019, the withholding tax is treated as a reduction of investment income.

Notes To Financial Statements (continued) August 31, 2019

2. Significant Accounting Policies – continued

Distributions to Stockholders. The Fund distributes to stockholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders may elect to have all cash distributions automatically reinvested in Fund shares. (See the summary of the Plan described later.) Unless the Board elects to make a distribution in shares of the Fund’s common stock, stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. No capital gain distributions are permitted be made until any capital loss carryforwards have been fully utilized or expired.

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Book and tax basis differences, if any, are primarily due to differing treatments for foreign currency transactions, net operating loss and post October capital and late year ordinary loss deferrals.

Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications between components of net assets. Accordingly, for the year ended August 31, 2019, the effects of certain differences were reclassified. The Fund increased distributable earnings by $27,782,936, and decreased paid in capital by $27,782,936.

Security Transactions. Security transactions are accounted as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

3. Purchases and Sales of Securities

For the year ended August 31, 2019, purchases and sales of securities, other than short-term securities, aggregated $174,865,238 and $202,393,268, respectively.

4. Management Fees and Other Service Providers

Management Fee. The Fund entered into an Investment Management Agreement (the “Agreement” ) with Allianz Global Investors U.S. LLC (“AIIianz”). Under the terms of the Agreement, Allianz receives a fee for its services, computed daily and payable monthly in U.S. dollars, at the annual rate of 0.70% of the Fund’s average daily net assets (“Base Fee”). Effective September 1, 2019 the Adviser’s compensation will be increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment” ) that depends on whether, and to what extent, the investment performance of the Fund’s shares exceeds, or is exceeded by, the performance of the TAIEX Total Return Index, expressed in U.S. dollars (the “Index” ). The Performance Adjustment is calculated and accrued, according to a schedule that adds or subtracts an amount at a rate of 0.0005% (0.05 basis points) of the Fund’s average daily assets for the current fiscal year through the prior business day for each 0.001% (1 basis point) of absolute performance by which the total return performance of the Fund’s shares exceeds or lags the performance of the Index for the period from the beginning of the current performance period (“Performance Period” ) through the prior business day. The Performance Period is initially from September 1, 2019 to August 31, 2020 and thereafter each 12-month period beginning on September 1 immediately following the prior Performance Period through August 31 of the following year. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/-0.25% (25 basis points) of the Fund’s average daily net assets, which would occur when the performance of the Fund’s shares exceeds, or is exceeded by, the performance of the Index by 5 percentage points (500 basis points) for the Performance Period. This Performance Fee will be calculated daily and paid at the end of the Performance Period.

Notes To Financial Statements (continued) August 31, 2019

4. Management Fees and Other Service Providers – continued

Prior to June 1, 2019, the Fund was managed by JF International Management Inc. (“JFIMI”) pursuant to an Investment Management Agreement. Under the terms of the Investment Management Agreement, JFIMI received a fee for its services, computed daily and payable monthly in U.S. dollars, at the annual rate of 0.75% per annum of the value of the Fund’s average daily net assets.

For the period September 1, 2018 through August 31, 2019, the management fee was equivalent to an annual rate of 0.75% of weighted average daily net assets.

Administration Fees. State Street Bank and Trust Company (“State Street”) provides or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. State Street also provides certain legal administrative services, including corporate secretarial services and preparing regulatory filings. State Street also serves as the custodian (the “Custodian” ) to the Fund. For these services, the Fund pays State Street both fixed fees and asset based fees that vary according to the number of positions and transactions and out of pocket expenses. The expenses related to legal administrative services have been reclassified on the Statement of Operations from legal fees to administration and accounting fees to better align the fees with the services provided.

Director’s and Officer’s Fees and Expenses. The Fund pays each of its directors who is not an “interested person” of the Fund, as the term is defined in the 1940 Act, an annual fee of $20,000 ($30,000 for the Chairman) plus a fee of $2,500 for each Board meeting or Committee meeting attended in person or by telephone. Effective March 1, 2019, the fee paid to Directors for attendance at Board and Committee meetings was reduced to $2,000. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board meetings.

Other Service Providers. Pursuant to a Compliance Services Agreement, Foreside Fund Officer Services, LLC (‘‘FFOS’’) provides the Fund with a Chief Compliance Officer. FFOS is paid customary fees for its services. Foreside Management Services, LLC (“FMS”) provides the Fund with a Treasurer. Neither FFOS, FMS, nor their employees that serve as officers of the Fund, have a role in determining the investment policies or which securities are purchased or sold by the Fund. During the year ended August 31, 2019 FFOS and FMS agreed to waive a portion of their fees.

General. Certain officers of the Fund may also be employees of the aforementioned companies that provide services to the Fund, and during their terms of office, receive no compensation from the Fund.

5. Discount Management Policy

The Board has approved a Program which authorizes management to make open market purchases in an aggregate amount up to 10% of the Fund’s outstanding shares. Under the Program, shares may be repurchased at differing trigger levels that will not be announced. Any repurchases will be disclosed in the Fund’s stockholder reports for the relevant fiscal periods and updated in the Fund’s monthly reports when repurchases are made. Any repurchases made under the Program will be announced on Monday of each week for repurchases made during the prior week.

For the year ended August 31, 2019, the Fund repurchased 434,749 of its shares at an average price of $16.99 per share (including brokerage commissions) at an average discount of 12.32%. These repurchases had a total cost of $7,442,542.

The Board will continue to review the Program and its effectiveness, and, as appropriate, may make further enhancements as it believes are necessary.

Notes To Financial Statements (concluded) August 31, 2019

6. Fund Shares

At August 31, 2019, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 7,679,198 were issued and outstanding.

For the year ended August 31, 2019, the Fund repurchased 434,748 shares of its common stock, valued at $7,442,542, including commission and trading fees of $30,432, from stockholders under the Program.

	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Shares outstanding at beginning of year	8,112,169	8,194,938
Shares issued from reinvestment of distributions	1,777	454
Shares repurchased	(434,748)	(83,223)
Shares outstanding at end of year	7,679,198	8,112,169

7. Federal Tax Information

The tax character of distributions paid by the Fund during the year ended August 31, 2019 is as follows:

Year Ended August 31, 2019
Capital Gains	$13,716,845
Ordinary Income	$427
Total	$13,717,272

As of August 31, 2019, the tax components of accumulated net earnings (losses) were $9,510,409 of undistributed ordinary income, $21,174,058 of unrealized appreciation and $4,235,482 of short term capital loss carryovers which don’t expire. For the year ended August 31, 2019, the amount of capital loss carryover utilized was nil.

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company adjustments. At August 31, 2019, the aggregate cost basis of the Fund’s investment securities for income tax purposes was $125,500,010. Net unrealized appreciation of the Fund’s investment securities was $21,179,087 of which $24,367,687 was related to appreciated investment securities and $3,188,600 was related to depreciated investment securities.

8. Recent Accounting Pronouncement

As of November 5, 2018, pursuant to the Securities and Exchange Commission (“SEC”) Release #33-10532 “Disclosure Update and Simplification,” funds are no longer required to disclose whether distributions from earnings are either from net investment income or net realized capital gains. Funds are also not required to disclose the undistributed net income (loss) included in net assets at year end. The presentation for the year ended August 31, 2018 has been adjusted for this change in the Statement of Changes in Net Assets. At August 31, 2018, the distributions to stockholders from net investment income were $5,394,421 and the undistributed net investment loss included in net assets - end of period was $17,622,560.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and
Stockholders of The Taiwan Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Taiwan Fund, Inc. (the “Fund”), including the schedule of investments, as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 24, 2019

Other Information (unaudited)

The Annual Meeting of Stockholders was held on April 24, 2019 in New York (the “Annual Stockholder Meeting”). The voting results for the proposal considered at the Annual Stockholder Meeting are as follows:

1. Election of Directors. The stockholders of the Fund elected William C. Kirby, Shelley E. Rigger, Anthony S. Clark, Thomas G. Kamp and Warren J. Olsen to the Board of Directors to serve for a one year term expiring on the date of which the annual meeting of stockholder is held in 2020 or until their successors are elected and qualified.

Director	Votes cast “for”	Votes “against/withheld”
William C. Kirby	6,721,403	537,533
Shelley E. Rigger	6,484,798	774,138
Anthony S. Clark	6,483,436	775,500
Thomas G. Kamp	6,721,860	537,076
Warren J. Olsen	6,483,775	775,161

2. Proposed Investment Advisory Agreement between the Fund and Allianz Global Investors U.S. LLC. The stockholders of the Fund approved the proposed Investment Advisory Agreement between the Fund and Allianz Global Investors U.S. LLC.

For	Against	Abstain	Non-votes
6,114,368	578,367	3,305	562,626

Federal Tax Information. The Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its stockholders. For the year ended August 31, 2019, the total amount of foreign taxes paid that was passed through to its stockholders for information reporting purposes was $1,018,342 (representing taxes withheld plus taxes on stock dividends).

In addition, for the year ended August 31, 2019, the Fund paid distributions of $13,716,845 which were designated as long term capital gains dividends.

Other Information (unaudited) (continued)

Privacy Policy

Privacy Notice

The Taiwan Fund, Inc. collects non-public personal information about its stockholders from the following sources:

☐ Information it receives from stockholders on applications or other forms;

☐ Information about stockholder transactions with the Fund, its affiliates, or others; and

☐ Information it receives from a consumer reporting agency.

The Fund’s policy is to not disclose nonpublic personal information about its stockholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its stockholders to those agents of the Fund who need to know that information to provide products or services to stockholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it stockholders’ nonpublic personal information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-800-426-5523; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser voted these proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the same number or by accessing the Commission’s website.

Quarterly Portfolio of Investments

The Fund files with the Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Form N-Q’s are available on the Commission’s website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-800-426-5523.

Other Information (unaudited) (continued)

Certifications

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of May 1, 2019, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. Also, in accordance with Section 303A.12 of the New York Stock Exchange Listed Company Manual, the Fund submitted an Interim Written Affirmation on April 29, 2018. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Commission, for the period of this report.

Board Deliberations Regarding Approval of Investment Advisory Agreement

General Background

On January 14, 2019, the Board of Directors, all of whom are Independent Directors (the “Board”), voted to approve the Investment Advisory Agreement between the Fund and Allianz Global Investors U.S. LLC (“Allianz”) (the “Agreement”).

Approval Process

In making this selection the Board noted that Allianz has a long and significant history of investing in the Asia-Pacific region. It noted in particular Allianz’ commitment to Taiwan and its 30 investment professionals working there. The Board considered the investment experience and expertise of Ms. Xiao, who will be the portfolio manager of the Fund. The Board noted that it was impressed with Ms. Xiao’s presentation and her responses to its questioning. The Board further noted her strong record of delivering outperformance and an article on Bloomberg.com that identified Ms. Xiao as the top performing Taiwanese fund manager for 2018.

The Board further noted Allianz’ investment process and philosophy centered on bottom-up investing and active management. The Board discussed Allianz’ focus on intensive company visits and consistent flow of new investment ideas arrived at particularly through its “grassroots research” approach. The Board noted that this approach includes gathering market research from more than 60 independent journalists and more than 300 field force investors that interview sources around the world.

The Board also considered Allianz’ adherence to its sell discipline. The Board noted how this approach factors into Allianz’ risk management. The Board also considered Allianz’ portfolio construction parameters. The Board noted that Allianz prefers a more concentrated portfolio focused on high conviction ideas, which it expected to lead to targeted average annual outperformance between three and seven percent over a full market cycle.

The Board also considered the terms and conditions of the Agreement. The Board noted that the Fund’s current investment advisory agreement has a fixed advisory fee of 0.75% per annum of the value of the Fund’s average daily net assets for all assets. The Board noted that the Agreement has an advisory fee 0.70% per annum of the value of the Fund’s average daily net assets for all assets. The Board noted that it would discuss whether Allianz would be agreeable to a second component of the advisory fee; a performance adjustment to the base fee based on the investment performance of the Fund’s shares in relation to the investment record of the TAIEX, expressed in US dollars. Allianz subsequently agreed to the performance adjustment.

Other Information (unaudited) (continued)

At the current and anticipated asset levels of the Fund, and without consideration of the Fund’s performance adjustment against the TAIEX, the advisory fee rate under the Agreement is expected to be lower than under the current investment advisory agreement.

The Board also based its decision on the following considerations, among others, although the Board did not identify any consideration that was all important or controlling, and each Director may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services provided by the Investment Adviser. The Board reviewed and considered the nature and extent of the investment management services to be provided by Allianz under the Agreement. The Board noted the following:

Allianz has had a 30-year presence in the Asia-Pacific region. Allianz has 109 investment professions spread across its four offices, including 30 people in its Taipei, Taiwan office. The Board noted that among asset management firms in Taiwan, Allianz has the largest asset team. This investment team has been continuously managing Taiwan government equity mandates since 2012. Upon Allianz’ engagement by the Fund, Corrina Xiao, of Allianz, will become the Fund’s Portfolio Manager. Ms. Xiao is Taiwan based, has over 15 years of experience and 12 years with the firm and was recently identified by Bloomberg as the “top performing Taiwanese fund manager” for 2018.

The Board considered Allianz compliance program and compliance capabilities as well as the portfolio manager’s previous experience and noted that a preliminary review of the compliance program by the Fund’s CCO suggested that the compliance program appeared to be reasonably designed to prevent violations of the Federal securities laws.

The Board determined that Allianz appeared to be capable of providing the Fund with investment management services of above average quality.

Performance, Fees and Expenses of the Fund. The Board noted that, at the time of Allianz’ selection by the Board, Allianz had not been providing services to the Fund; therefore, there were limitations on the Board’s ability to evaluate the performance of Allianz in managing the Fund. Based however on Allianz’ performance in managing a Taiwan-domiciled mutual fund, which has an investment strategy similar to the one proposed for the Fund, the Board concluded that there was reason to believe that Allianz could achieve above average performance over the long term in managing the Fund. The Board noted that the Allianz’s Taiwan-domiciled mutual fund ranked at the top of its Lipper peer group over the one-, three-, five and 10-year periods ended September 30, 2018. The Board further noted that other expenses of the Fund were not expected to increase as a result of the retention of Allianz.

As to fees, the Board noted that the base fee under the Agreement is lower than the rate the Fund is paying under the current investment advisory agreement. It also noted that the performance adjustment component of the fee under the Agreement helps align the interests of Allianz as the Fund’s investment adviser with the interests of the Fund and its stockholders.

Economies of Scale. The Board considered the potential benefits from economies of scale that the Fund’s stockholders could be afforded. The Board noted that, while the management fee rate under the Agreement does not decline as the Fund’s assets grow, fixed operating costs are spread over a larger asset base, resulting in a lower per share allocation of such costs.

Other Information (unaudited) (concluded)

Other Benefits of the Relationship. The Board considered whether there were other benefits that Allianz and its affiliates may derive from its relationship with the Fund and concluded that any such benefits were likely to be minimal.

Resources of the Proposed Investment Adviser. The Board considered whether Allianz is financially sound and has the resources necessary to perform its obligations under the Agreement. The Board noted that Allianz appears to have sufficient financial resources necessary to fulfill its obligations under the Agreement.

General Conclusions. After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its stockholders to approve the Agreement. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above.

Summary of Dividend Reinvestment and Cash Purchase Plan

What is the Dividend Reinvestment and Cash Purchase Plan?

The Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers stockholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to stockholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (the “Plan Administrator”), acts as Plan Administrator for stockholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

Who Can Participate in the Plan?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

What Does the Plan Offer?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

Reinvestment of dividends and capital gains distributions

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the open market. You will be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases.

If a distribution is declared which is payable in shares or cash at the option of the stockholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) stockholders, reinvestment will be made net of applicable withholding tax.

The Plan will not operate if a distribution is declared in shares only, subject to an election by the stockholders to receive cash.

Summary of Dividend Reinvestment and Cash Purchase Plan (continued)

Voluntary cash purchase option

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks in U.S. dollars and drawn in U.S. banks should be made payable to “Computershare”. The Plan Administrator will not accept cash, traveler’s checks, money orders, or third party checks. We suggest you send your check, along with a completed transaction form which is attached to each statement you receive, to the following address to be received at least two business days before the investment date:

Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078. The Plan Administrator will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

If your check is returned unpaid for any reason, the Plan Administrator will consider the request for investment of such funds null and void, and shall immediately remove these shares from your account. The Plan Administrator shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale are insufficient to satisfy the balance of any uncollected amounts, the Plan Administrator shall be entitled to sell such additional shares from your account as may be necessary to satisfy the uncollected balance.

Is There a Cost to Participate?

For purchases from the reinvestment of dividends and capital gains distributions, you will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the open market. You will also be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of dividends and capital gains distributions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant. The Plan Administrator’s transaction fees for handling capital gains distributions or income dividends will be paid by the Fund.

For purchases from voluntary cash payments, participants are charged a service fee (currently $0.75 per investment) and a per fee (currently $0.05) for each voluntary cash investment. Per share fees include any brokerage commissions the Plan Administrator is required to pay.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

Summary of Dividend Reinvestment and Cash Purchase Plan (continued)

What Are the Tax Implications for Participants?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator’s web site, www.computershare.com/investor or by written notice to the Plan Administrator.

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions. For further information as to the tax consequences of participating in the Plan, you should consult with your tax advisors.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

Once Enrolled in the Plan, May I Withdraw From It?

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, and a check for any fractional share (valued at the market value of the shares at the time of withdrawal or termination) less any applicable fees. You may also request that the Plan Administrator sell your shares and send you the proceeds, less a transaction fee of $2.50 and a per share fee of $0.15 for any request for withdrawal or termination. The per share fee includes any brokerage commissions the Plan Administrator is required to pay. Alternatively, you may also request that the Plan Administrator move your whole shares to the Direct Management System, which would allow you to maintain ownership of those whole shares in book entry form on the records of the Fund.

All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests within thirty (30) days of an address change are expected to be submitted in written form.

Summary of Dividend Reinvestment and Cash Purchase Plan (concluded)

Whom Should I Contact for Additional Information?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/investor. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

Directors and Officers (unaudited)

The following table sets forth certain information concerning each of the directors and officers of the Fund.

Directors serve from the time of election and qualifications at the Fund’s annual meeting of stockholders until the next annual meeting of stockholders or until their respective successors have been elected and qualified. All Officers serve for one year or until their respective successors are chosen and qualified.

Name, Address and (Age)	Present Office with the Fund	Since	Principal Occupation or Employment During Past Five Years	Directorships in Publicly-Held Companies (Directors Only)
Directors Considered Independent Persons
William C. Kirby (69) Harvard University CGIS South Building 1730 Cambridge Street Cambridge, MA 02138	Chairman of the Board and Director	2013

T.M. Chang Professor of China Studies (2006-present); Spangler Family Professor of Business Administration (2006-present); Chairman, Harvard China Fund (2006-present); Harvard University Distinguished Service Professor (2006-present); and Director, John K. Fairbank Center for Chinese Studies, Harvard University (2006-2014).

				Director, Cabot Corporation
Anthony S. Clark (66) 3307 N. Columbus St. Arlington, VA 22207	Director	2017

Managing Member, Innovation Capital Management, LLC (2016 to present); Chief Investment Officer of the Pennsylvania State Employees’ Retirement System (2010 to 2013); Deputy Chief Investment Officer of the Pension Benefit Guaranty Corporation (PBGC) (2009 to 2011).

				Director, Aberdeen Japan Equity Fund, Inc.
Thomas G. Kamp (58) 5821 Southwood Drive Minneapolis, MN 55437	Director	2018	President, Chief Investment Officer and Director, Cornerstone Capital Management LLC (2006-2016).	None.

Directors and Officers (unaudited) (concluded)

Name, Address and (Age)	Present Office with the Fund	Since	Principal Occupation or Employment During Past Five Years	Directorships in Publicly-Held Companies (Directors Only)
Warren J. Olsen (62) SCB Global Capital Management 300 S. Jackson Street Suite 220 Denver, CO 80209	Director	2018	Chairman and Chief Investment Officer, SCB Global Capital Management (2014-present); Vice Chairman and Chief Investment Officer, First Western Financial Inc. (2002-2014).	Aetos Multi-Strategy Arbitrage Fund, LLC; Aetos Distressed Investment Strategies Fund, LLC; Aetos Long/Short Strategies Fund, LLC.
Shelley E. Rigger (57) Davidson College Box 7018 Davidson, NC 28035-7018	Director	2016	Brown Professor of East Asian Politics, Davidson College (1993-present).	None.

Name, Address and (Age)	Present Office with the Fund	Since	Principal Occupation or Employment During Past Five Years
Officers
Thomas J. Fuccillo (51) Allianz Global Investors U.S. LLC 1633 Broadway New York, NY 10019	President	2019

Managing Director and Head of US Funds of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors Distributors LLC; Trustee, President and Chief Executive Officer of 63 funds in the AllianzGI Funds Complex; and President and Chief Executive Officer of The Korea Fund, Inc. Formerly, Associate General Counsel, Head of US Funds and Retail Legal; Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC; Vice President, Secretary and Chief Legal Officer of numerous funds in the AllianzGI Funds Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Patrick J. Keniston (55) Foreside Compliance Services, LLC. Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer	2015	Managing Director, Foreside Fund Officer Services LLC, (October 2008-present).
Brian F. Link (46) State Street Bank and Trust Company 100 Summer Street Boston, MA 02110	Secretary	2014	Vice President and Managing Counsel, State Street Bank and Trust Company (2004-present).
Monique Labbe (45) Foreside Fund Officer Services, LLC 10 High Street, Suite 302 Boston, MA 02110	Treasurer	2017	Senior Director, Foreside Fund Officer Services, LLC (2014-present).

UNITED STATES ADDRESS

The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
One Lincoln Street
P.O. Box 5049
Boston, MA
1-877-217-9502
www.thetaiwanfund.com

INVESTMENT ADVISER

Allianz Global Investors U.S. LLC
1633 Broadway
New York, NY 10019

DIRECTORS AND OFFICERS

William C. Kirby, Chairman of the Board and Share Repurchase Program Committee, Member, Audit Committee, Nominating Committee, Valuation Committee and Independent Director

Anthony S. Clark, Chairman, Valuation Committee, Member, Audit Committee, Nominating Committee, Share Repurchase Program Committee, and Independent Director

Thomas G. Kamp, Chairman, Audit Committee, Member, Share Repurchase Program Committee, Nominating Committee, Valuation Committee and Independent Director

Shelley E. Rigger, Chair, Nominating Committee, Member, Audit Committee, Share Repurchase Program Committee, Valuation Committee and Independent Director

Warren J. Olsen, Member, Audit Committee, Nominating Committee, Share Repurchase Program Committee, Valuation Committee and Independent Director

Thomas J. Fuccillo, President

Patrick J. Keniston, Chief Compliance Officer

Brian F. Link, Secretary

Monique Labbe, Treasurer

ADMINISTRATOR AND ACCOUNTING AGENT

State Street Bank and Trust Company
Boston, MA

CUSTODIAN

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.
Canton, MA

LEGAL COUNSEL

Clifford Chance US LLP
New York, NY

Lee and Li
Taipei, Taiwan

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
Philadelphia, PA

STOCKHOLDER AGENT

AST Fund Solutions, LLC
New York, NY

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

Item 2. Code of Ethics.

(a)	The Taiwan Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer.

(b)	No information needs to be disclosed pursuant to this paragraph.

(c)	There have been no amendments to the Fund’s Code of Ethics during the reporting period for Form N-CSR.

(d)	There have been no waivers granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for Form N-CSR.

(e)       Not applicable.

(f)	A copy of the Fund’s Code of Ethics is attached as exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)	(1) The Board of Directors of the “Fund” has determined that the Fund has one member serving on the Fund’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2)       The name of the audit committee financial expert is Thomas G. Kamp. Mr. Kamp has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal years ended August 31, 2019 and August 31, 2018, Tait, Weller & Baker LLP (“Tait Weller”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of US$53,000 and US$53,000, respectively, for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to stockholders.

(b)	Audit-Related Fees

For the fiscal years ended August 31, 2019 and August 31, 2018, Tait Weller billed the Fund aggregate fees of US$7,100 and US$7,100, respectively, for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (reading the semi-annual report and valuation and existence procedures on investments) as requested by the registrant's audit committee.

(c)	Tax Fees

For the fiscal years ended August 31, 2019 and August 31, 2018, Tait Weller billed the Fund aggregate fees of US$13,200 and US$13,200, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

(d)	All Other Fees

For the fiscal years ended August 31, 2019 and August 31, 2018, Tait Weller did not bill the Fund any fees for products and services other than those disclosed above.

(e)       The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “1934 Act”). All of the audit and tax services described above for which Tait Weller billed the Fund for the fiscal years ended August 31, 2019 and August 31, 2018, were pre-approved by the Audit Committee.

For the fiscal years ended August 31, 2019 and August 31, 2018, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Tait Weller.

(f)	Not applicable.

(g)       For the fiscal years ended August 31, 2019 and August 31, 2018, Tait Weller did not bill the Fund any non-audit fees. For the fiscal years ended August 31, 2019 and August 31, 2018, Tait Weller did not provide any services to Allianz Global Investors U.S. LLC (“AGI” or the “Investment Adviser”) or to the Fund’s previous investment adviser, JF International Management Inc., during those years,

(h)       Tait Weller notified the Fund’s Audit Committee of all non-audit services that were rendered by Tait Weller to the Fund’s Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining Tait Weller’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)        The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Fund’s audit committee are Thomas G. Kamp, Anthony S. Clark, William C. Kirby, Shelley E. Rigger, and Warren J. Olsen.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

The registrant has delegated to its investment adviser the voting of proxies relating to the registrant's portfolio securities. The policies and procedures used by the investment adviser to determine how to vote proxies relating to the registrant's portfolio securities, including the procedures used when a vote presents a conflict of interest involving the investment adviser or any of its affiliates, are contained in the investment adviser's Proxy Voting Guidelines, which are attached hereto as Exhibit 13(a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Company.

(a)(1) As of November 7, 2019, the portfolio manager of the registrant is:

Corrina Xiao

Senior Portfolio Manager

Ms. Xiao is the lead portfolio manager for the Fund. She joined AllianzGI in 2007 and has 15 years of industry experience. She began her career as a research analyst prior to becoming a portfolio manager, overseeing the AllianzGI Taiwan Fund and AllianzGI Taiwan Intelligence Trends Fund. She still currently covers research on biotech and new pharmaceutical development. She also sits on PMC Committee and advises the composition of model portfolio.

Before joining Allianz Global Investors, Corrina was a research analyst at Yuanta Investment Consulting from 2004 to 2007. Prior to that, she was a research analyst at Pacific Securities. She holds a master and bachelor degree in Finance from Chaoyang University, Taiwan.

Weimin Chang

Deputy Portfolio Manager, Chief Investment Officer, Taiwan

Mr. Chang is deputy portfolio manager for the Fund, as well as Chief Investment Officer for Taiwan. He is responsible for equity and fixed income strategies in Taiwan, covering investment processes, performances and all investment professionals. He is also the chairman of Global Allocation Committee Taiwan and the board member of Taiwan Management Council. He has 22 years of industry experience, including 15 years as Taiwan CIO.

Prior to joining the group, Weimin was Executive Director of Merito International Capital Ltd. from 2010 to 2011. Before, he was the CIO of Franklin Templeton Sealand Fund Management and also worked as the CIO of SYWG BNP Paribas Asset Management. Prior, Weimin was the Head of Equity Research at Merrill Lynch and covered Taiwan equities strategy. He graduated from National Chengchi University with a Bachelor degree in Journalism and obtained an MBA from London Business School.

The following summarizes information regarding each of the accounts, excluding the Fund that was managed by the Portfolio Manager as of August 31, 2019. The accounts listed under “Other Accounts” are entitled to performance based fees.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)
Corrina Xiao	0	0	1	168.0	5	663.8
Weimin Chang	0	0	0	0	2	570.5

Conflict of Interest Policy

Policy Statement

The Company must take reasonable care to identify and manage conflicts of interest if and when they arise. This includes conflicts (i) within the Company, (ii) between the Company and other Allianz entities, (iii) between the Company’s interests and those of its clients, and (iv) between the interests of different clients.

Policy Standards

The Company has policies and procedures reasonably designed to:

•	Identify and keep a record of the material conflicts that arise in its business, and to comply with applicable laws/regulations and contractual requirements in this regard;
•	Maintain and operate effective internal arrangements intended to mitigate the risk that any such conflicts will cause material damage to the interests or reputation of Allianz, AAMA, the Company or its clients; and Comply with any regulatory or contractual requirements on disclosure of conflicts of interest to clients, and in particular the disclosure requirements arising from Section 206 of the Advisers Act (including court or regulatory interpretations thereunder).

Compensation Structure

Allianz Global Investors acknowledges the importance of financial incentives, and rewards employees competitively in line with market practice and local regulations, as applicable. Individual compensation is typically a function of individual, team and company performance, and is also benchmarked against comparable market pay.

The primary components of compensation are the base salary, which typically reflects the scope, responsibilities and experience required in a particular role, and an annual discretionary variable compensation payment. The variable compensation typically includes both an annual cash award that pays out immediately at the end of the performance year and a deferred component for all members of staff whose variable compensation exceeds a certain threshold.

The deferred component consists of a Long-Term Incentive Program Award (LTIPA) but, for those members of staff whose variable compensation exceeds a certain threshold, the deferred component is split 50%/50% between the LTIPA and a Deferral into Funds program (DIF), which enables employees to invest in Allianz Global Investors’ investment strategies.

Deferral rates increase in line with the amount of variable compensation and can reach up to 50%. Awards, splits, components and deferral percentages are regularly reviewed to ensure they meet industry best practice and, where applicable, comply with regulatory standards.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals over a certain time period. For an investment professional, these goals typically will be 70% quantitative and 30% qualitative. The quantitative element will reflect investment performance over a three-year rolling time period (calculated as one-year plus three-year results at 25% and 75% weightings respectively). For portfolio managers, the performance metric is aligned with the benchmarks of the client portfolios they manage or, if there is no reference benchmark, with the client’s stated investment outcome objective. The qualitative element reflects contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviors reflect our core values of excellence, passion, integrity and respect.

•	The LTIPA element of the variable compensation, if applicable, cliff vests three years after each (typically annual) award. Its value is directly linked to the operating profit of Allianz Global Investors.

•	The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables qualifying members of staff to invest in a range of Allianz Global Investors’ funds. Investment professionals are encouraged to invest into their own funds or funds of a similar nature to those that they manage. The value of the DIF award is determined by the performance of the fund over the three-year period covering each award.

Ownership of Securities: The following table sets forth, the portfolio manager and the aggregate dollar range of the registrant’s equity securities beneficially owned as of August 31, 2019.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Corrina Xiao	$0
Weimin Chang	$0

(b)	Not required for this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six month period ended August 31, 2019, the following purchases were made by or on behalf of the Fund as that term is defined in Rule 10b-18 under the Exchange Act.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
March 1, 2019 through March 31, 2019	48,263	$17.1929	48,263	578,805
April 1, 2019 through April 30, 2019	100,344	$18.1848	100,344	478,461
May 1, 2019 through May 31, 2019	59,796	$16.9152	59,796	418,665
June 1, 2019 through June 30, 2019	21,421	$16.6478	21,421	397,244
July 1, 2019 through July 31, 2019	12,236	$17.8050	12,236	385,008
August 1, 2019 through August 31, 2019	8,541	$17.3700	8,541	376,467
Total	250,601	$17.3526	250,601	376,467

Under the Fund’s Discount Management Policy (the “Policy”), which was adopted in September 2014 and last modified on March 8, 2019, the Fund is authorized to make open market purchases in an aggregate amount up to 10% of the Fund’s outstanding shares on any day that the Fund’s shares are trading at a discount that exceeds 9.5%. All of the purchases listed above were under the Policy.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant does not participate in securities lending activities.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached hereto in response to Item 2(f).
(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Proxy voting policies and procedures of the Fund’s investment adviser are attached hereto in response to Item 7.
(b)	The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President of The Taiwan Fund, Inc.

Date:	November 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President of The Taiwan Fund, Inc.

Date:	November 7, 2019

By:	/s/ Monique Labbe
Monique Labbe
Treasurer of The Taiwan Fund, Inc.

Date:	November 7, 2019